Exhibit 10.33

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT, dated as of March 19, 1999, by and between SangStat Medical Corporation, a Delaware corporation (the "Company"), and Warburg Dillon Read LLC (the "Purchaser") entered into in connection with the issuance of one or more Convertible Notes due 2004 convertible into shares of Common Stock, par value $.001 per share ("Common Stock") of the Company.

1. Certain Definitions.

For purposes of this Registration Rights Agreement, the following terms shall have the following respective meanings:

(a) "Commission" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

(b) "Convertible Note" shall mean any of the Convertible Notes due 2004 of the Company to be issued and sold to the Purchaser pursuant to the Convertible Note Purchase Agreement dated as of March 19, 1999, and any Convertible Note issued in exchange therefor or in lieu thereof.

(c) "Effective Time" shall mean the date on which the Commission declares the Shelf Registration effective or on which the Shelf Registration otherwise becomes effective.

(d) "Exchange Act" shall mean the Securities Exchange Act of 1934, or any successor thereto, as the same shall be amended from time to time.

(e) "Issue Date" shall mean the date on which a Convertible Note is initially issued.

(f) The term "person" shall mean a corporation, association, partnership, organization, business, individual, government or political subdivision thereof or governmental agency.

(g) "Registration Expenses" shall have the meaning assigned thereto in Section 4 hereof.

(h) "Securities Act" shall mean the Securities Act of 1933, or any successor thereto, as the same shall be amended from time to time.

(i) "Shares" means the shares of Common Stock issuable upon exercise of the Convertible Note.

(j) "Shelf Registration" shall have the meaning assigned thereto in Section 2 hereof.

In addition, capitalized terms not defined herein shall have the meaning ascribed in the Convertible Note.

2. Shelf Registration of Shares.

(a) Not later than December 19, 1999, the Company shall file under the Securities Act a "shelf" registration statement providing for the registration of, and the sale on a continuous or delayed basis by the Purchaser of, all Shares issuable upon conversion of the Convertible Notes, pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission (the "Shelf Registration"). The Company agrees to use its best efforts to cause the Shelf Registration to become or be declared effective no later than 45 calendar days after the filing thereof and to keep such Shelf Registration continuously effective for a period ending on the earliest to occur of (i) the second anniversary of the last Issue Date of any Convertible Note, (ii) notification to the Company by the Purchaser that it has sold all Shares issuable upon conversion of the Convertible Notes so owned by it, or (iii) such time as the Purchaser may sell all of such shares pursuant to Rule 144(k) under the Securities Act. The Company further agrees, if necessary, to supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration or by the Securities Act or rules and regulations thereunder for shelf registration, and the Company agrees to furnish to the Purchaser copies of any such supplement or amendment prior to its being used and/or filed with the Commission, and will not file any such supplement or amendment to which the Purchaser reasonably objects.

(b) Notwithstanding the foregoing, following the effectiveness of the Shelf Registration, the Company may, at any time, suspend the effectiveness of such Shelf Registration for up to 60 days, as appropriate (a "Suspension Period"), by giving notice to the Purchaser, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company. The Company will use its best efforts to minimize the length of any Suspension Period. Notwithstanding the foregoing, no more than one Suspension Period may occur within any 180 day period, and no Suspension Period shall be effective at any time the Company or any affiliate of the Company is publicly offering shares of the capital stock of the Company. The Purchaser agrees that, upon receipt of any notice from the Company of a Suspension Period, the Purchaser shall forthwith discontinue disposition of shares covered by the Shelf Registration until the Purchaser (i) is advised in writing by the Company that the use of the applicable prospectus may be resumed, (ii) has received copies of a supplemental or amended prospectus, if applicable, and (iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such prospectus.

3. Registration Procedures.

(a) In connection with any obligation of the Company to register Shares or the Convertible Note (collectively, "Securities"), the Company shall use its best efforts to effect or cause such registration to permit the sale of the Securities by the Purchaser in accordance with the intended method or methods of distribution thereof described in the applicable registration statement. In connection therewith, the Company shall, within the time specified above:

(i) prepare and file with the Commission a registration statement on any form which may be utilized by the Company and which shall permit the disposition of the Securities in accordance with the intended method or methods thereof, as specified in writing by the Purchaser;

(ii) comply with the provisions of the Securities Act with respect to the disposition of all of the Securities covered by such registration statement in accordance with the intended methods of disposition by the Purchaser set forth in such registration statement;

(iii) provide (A) the Purchaser, (B) the underwriters (which term, for purposes of these Registration Rights, shall include a person deemed to be an underwriter within the meaning of Section 2(11) of the Securities Act), if any, thereof, (C) the sales or placement agent, if any, therefor, (D) counsel for such underwriters or agent, and (E) counsel for the Purchaser the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment or supplement thereto;

(iv) for a reasonable period prior to the filing of such registration statement, and throughout the periods specified in Section 2 hereof, make available for inspection by the parties referred to in Section 3(a)(iii) above who shall certify to the Company that they have a current intention to sell the Securities pursuant to the registration statement such financial and other information and books and records of the Company, and cause the officers, employees, counsel and independent certified public accountants of the Company to respond to such inquiries, as shall be reasonably necessary, in the judgment of the respective counsel referred to in such Section, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records provided by the Company until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such registration statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such registration statement or the prospectus included therein or in an amendment to such registration statement or an amendment or supplement to such prospectus in order that such registration statement, prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

(v) promptly notify the Purchaser, the sales or placement agent, if any, therefor and the managing underwriter or underwriters, if any, thereof and confirm such advice in writing, (A) when such registration statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (B) of any comments by the Commission and by the Blue Sky or securities commissioner or regulator of any state with respect thereto or any request by the Commission for amendments or supplements to such registration statement or prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or overt threatening of any proceedings for that purpose, (D) if at any time the representations and warranties of the Company contemplated by Section 5 hereof cease to be true and correct in all material respects, (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or overt threatening of any proceeding for such purpose, or (F) at any time when a prospectus is required to be delivered under the Securities Act, if such registration statement, prospectus, prospectus amendment or supplement or post-effective amendment, or any document incorporated by reference in any of the foregoing, contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(vi) use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement or any post-effective amendment thereto at the earliest practicable date;

(vii) if requested by any managing underwriter or underwriters, any placement or sales agent or the Purchaser, promptly incorporate in a prospectus supplement or post- effective amendment such information as is required by the applicable rules and regulations of the Commission that such managing underwriter or underwriters, such agent or the Purchaser specify should be included therein relating to the terms of the sale of such Securities, including, without limitation, information with respect to the amount or number of Securities being sold by the Purchaser or agent or to any underwriters, the name and description of the Purchaser, agent or underwriter, the offering price of such Securities and any discount, commission or other compensation payable in respect thereof, the purchase price being paid therefor by such underwriters and with respect to any other terms of the offering of the Securities to be sold by the Purchaser or agent or to such underwriters; and make all required filings of such prospectus supplement or post- effective amendment promptly after notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(viii) furnish to the Purchaser, each placement or sales agent, if any, therefor, each underwriter, if any, thereof and the respective counsel referred to in Section 3(a)(iii) a copy of such registration statement in the form in which it became effective, each such amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein) and such number of copies of such registration statement (excluding exhibits thereto and documents incorporated by reference therein unless specifically so requested by the Purchaser, agent or underwriter, as the case may be) and of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as the Purchaser, agent, if any, and underwriter, if any, may reasonably request in order to facilitate the offering and disposition of the Securities owned by the Purchaser, offered or sold by such agent or underwritten by such underwriter and to permit the Purchaser, agent and underwriter to satisfy the prospectus delivery requirements of the Securities Act; and the Company hereby consents to the use of such prospectus (including such preliminary and summary prospectus) and any amendment or supplement thereto by the Purchaser and by any such agent and underwriter, in each case in the form most recently provided to such party by the Company, in connection with the offering and sale of the Securities covered by the prospectus (including such preliminary and summary prospectus) or any supplement or amendment thereto;

(ix) use its best efforts to (A) register or qualify the Securities to be included in such registration statement under such securities laws or blue sky laws of such jurisdictions as the Purchaser and each placement or sales agent, if any, therefor and underwriter, if any, thereof shall reasonably request, (B) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers, sales and dealings therein in such jurisdictions during the respective periods such registration statements are required to remain effective under Section 2 above and for so long as may be necessary to enable the Purchaser or any agent or underwriter to complete its distribution of Securities pursuant to such registration statement and (C) take any and all other actions as may be reasonably necessary or advisable to enable the Purchaser, agent, if any, and underwriter, if any, to consummate the disposition in such jurisdictions of such Securities; provided, however, that the Company shall not be required for any such purpose to (I) qualify as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify but for the requirements of this Section 3(a)(ix) or (II) consent to general service of process in any such jurisdiction;

(x) use its best efforts to obtain the consent or approval of each governmental agency or authority, whether federal, state or local, which may be required to effect the Shelf Registration or the offering or sale in connection therewith or to enable the Purchaser to offer, or to consummate the disposition of, its Securities;

(xi) cooperate with the Purchaser and the managing underwriters, if any, to facilitate the timely preparation and delivery of any certificates representing Securities to be sold, which certificates shall be printed, lithographed or engraved, or produced by any combination of such methods, and which shall not, once sold under the Shelf Registration, bear any restrictive legends; and, in the case of an underwritten offering, enable such Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of the Securities:

(xii) notify the Purchaser in writing of any proposal by the Company to amend or waive any provision of these Registration Rights pursuant to Section 7(g) hereof and of any amendment or waiver effected pursuant thereto, each of which notices shall contain the text of the amendment or waiver proposed or effected, as the case may be;

(xiii) in the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such broker-dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the Rules of Fair Practice of the NASD;

(xiv) comply with all applicable rules and regulations of the Commission, and make generally available to its security holders as soon as practicable but in any event not later than eighteen months after the effective date of such registration statement, an earning statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act (including, at the option of the Company, Rule 158 thereunder); and

(xv) use its best efforts to have the Shares approved for trading on the Nasdaq National Market.

(b) In the event that the Company would be required, pursuant to Section 3(a)(v)(F) above, to notify the Purchaser, the placement or sales agent, if any, therefor and the managing underwriters, if any, thereof, the Company shall without delay prepare and furnish to the Purchaser, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended in form and substance reasonably satisfactory to them, so that, as thereafter delivered to purchasers of Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchaser agrees that upon receipt of any notice from the Company pursuant to Section 3(a)(v)(F) hereof, the Purchaser shall forthwith discontinue the disposition of Securities pursuant to the registration statement applicable to such Securities until the Purchaser shall have received copies of such amended or supplemented prospectus, and if so directed by the Company, the Purchaser shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Purchaser's possession of the prospectus covering such Securities at the time of receipt of such notice.

(c) The Company may require the Purchaser to furnish to the Company such information regarding the Purchaser and the Purchaser's intended method of distribution of the Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. The Purchaser agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Purchaser to the Company or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding the Purchaser or the Purchaser's intended method of distribution of such Securities or omits to state any material fact regarding the Purchaser or the Purchaser's intended method of distribution of such Securities required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Purchaser or the distribution of such Securities, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Purchaser agrees that upon delivering any notice to the Company pursuant to this Section 3(c), the Purchaser shall forthwith discontinue the disposition of Securities pursuant to the registration statement applicable to such Securities until the Purchaser shall have the received copies of such amended or supplemented prospectus, and if so directed by the Company, the Purchaser shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the Purchaser's possession of the prospectus covering such Securities at the time of receipt of such notice.

4. Registration Expenses.

The Company agrees to bear and to pay or cause to be paid promptly upon request being made therefor all expenses incident to the Company's performance of or compliance with these Registration Rights including, without limitation, (i) all Commission and any NASD registration and filing fees and expenses, (ii) all fees and expenses in connection with the qualification of the Securities for offering and sale under the State securities and blue sky laws referred to in Section 3(a)(x) hereof, including reasonable fees and disbursements of counsel for the placement or sales agent or underwriters in connection with such qualifications, (iii) all fees and expenses in connection with the approval for trading of the Shares on the Nasdaq National Market, (iv) all expenses relating to the preparation, printing, distribution and reproduction of each registration statement required to be filed hereunder, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Securities and all other documents relating hereto, (v) internal expenses (including, without limitation, all salaries and expenses of the Company's officers and employees performing legal or accounting duties), and (vi) fees, disbursements and expenses of counsel and independent certified public accountants of the Company (including the expenses of any opinions or "cold comfort" letters required by or incident to such performance and compliance) (collectively, the "Registration Expenses"). Notwithstanding the foregoing, the Purchaser shall pay all agency fees and commissions and underwriting discounts and commissions attributable to the sale of the Securities and the fees and disbursements of any counsel or other advisors or experts retained by the Purchaser in connection therewith.

5. Representations and Warranties.

The Company represents and warrants to, and agrees with, the Purchaser that:

(a) Each registration statement covering Securities and each prospectus (including any preliminary or summary prospectus) contained therein or furnished pursuant to Section 3(a)(ix) hereof and any further amendments or supplements to any such registration statement or prospectus, when it becomes effective or is filed with the Commission, as the case may be, and, in the case of an underwritten offering of Securities, at the time of the closing under the underwriting agreement relating thereto will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at all times subsequent to the Effective Time when a prospectus would be required to be delivered under the Securities Act, other than from (i) such time as a notice has been given to the Purchaser pursuant to Section 3(a)(vi)(F) hereof until (ii) such time as the Company furnishes an amended or supplemented prospectus pursuant to Section 3(b) hereof, each such registration statement, and each prospectus (including any summary prospectus) contained therein or furnished pursuant to Section 3(c)(ix) hereof, as then amended or supplemented, will conform in all material respects to the requirements of the Securities Act, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein.

(b) Any documents incorporated by reference in any prospectus referred to in Section 5(a) hereof, when they become or became effective or are or were filed with the Commission, or if amended, when amended, as the case may be, will conform or conformed in all material respects to the requirements of the Exchange Act, and none of such documents will contain or contained an untrue statement of a material fact or will omit or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Purchaser expressly for use therein.

6. Indemnification.

(a) Indemnification by the Company. Upon the registration of Securities pursuant to Section 2 hereof, and in consideration of the agreements of the Purchaser contained herein, and as an inducement to the Purchaser to purchase the Convertible Notes, the Company shall, and it hereby agrees to, indemnify and hold harmless the Purchaser and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Securities against any losses, claims, damages or liabilities, joint or several, to which the Purchaser or any such agent or underwriter may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Securities were registered under the Securities Act, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Purchaser, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse the Purchaser, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary, final or summary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

(b) Indemnification by the Purchaser and any Agents and Underwriters. The Company may require, as a condition to including any Securities in any registration statement filed pursuant to Section 2 hereof and to entering into any underwriting agreement with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to it from the Purchaser and from each underwriter named in any such underwriting agreement, severally and not jointly, to (i) indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement, or any preliminary, final or summary prospectus contained therein or furnished by the Company to the Purchaser, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Purchaser or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 6, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 6(a) or 6(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

(d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by indemnified party on the one hand and the indemnifying party on the other from the issuance of the Convertible Notes and sale of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total purchase price received by the Company upon issuance of the Convertible Note bears to the difference between the proceeds from the offering of the Securities received by the Purchaser and such purchase price. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 6(d) were determined by pro rata allocation (even if the Purchaser or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by the Purchaser from the sale of any Securities (after deducting any fees, discounts and commissions applicable thereto) exceeds the amount of any damages which the Purchaser have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchaser's and any underwriters' obligations in this Section 6(d) to contribute shall be several in proportion to the principal amount of Securities registered or underwritten, as the case may be, by them and not joint.

(e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Purchaser, any agent and any underwriter and each person, if any, who controls the Purchaser or any agent or underwriter within the meaning of the Securities Act; and the obligations of the Purchaser and any agents and underwriters contemplated by this Section 6 shall be in addition to any liability which the Purchaser or any such agent or underwriter, respectively, may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

7. Miscellaneous.

(a) No Inconsistent Agreements. The Company represents, warrants, covenants and agrees that it has not granted, and shall not grant, registration rights with respect to Securities or any other securities which would be inconsistent with the terms contained in these Registration Rights.

(b) Specific Performance. The parties hereto acknowledge that there may be no adequate remedy at law if any party fails to perform any of its obligations hereunder and that each party may be irreparably harmed by any such failure, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under these Registration Rights in accordance with the terms and conditions of these Registration Rights, in any court of the United States or any State thereof having jurisdiction.

(c) Notices. Any notice or other communication required or permitted to be given hereunder shall be deemed effectively given when personally delivered, telexed, transmitted by facsimile or mailed by pre-paid certified mail, return receipt requested, or by telephone when confirmed in writing by one of the preceding methods addressed as follows (as applicable):

If to the Company, to:

SangStat Medical Corporation
1505 Adams Drive
Menlo Park, CA 94025
Attention: General Counsel
Telephone Number: (650) 328-0300
Facsimile Transmission Number: (650) 328-8892

If to Warburg Dillon Read LLC, to:

Warburg Dillon Read LLC
677 Washington Blvd.
Stamford, CT 06901
Attention: General Counsel
Capital Markets
Telephone Number: (203) 719-3000
Facsimile Transmission Number: (203) 719-6097

or to such other address or number and to the attention of such other person as either party may designate by written notice to the other party. Notice shall be effective upon actual receipt.

(d) Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in these Registration Rights or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Purchaser, any director, officer or partner of the Purchaser, any agent or underwriter or any director, officer or partner thereof, or any controlling person of any of the foregoing.

(e) Law Governing. These Registration Rights shall be governed by and construed in accordance with the laws of the State of New York.

(f) Headings. The descriptive headings of the several Sections and paragraphs of these Registration Rights are inserted for convenience only, do not constitute a part of these Registration Rights and shall not affect in any way the meaning or interpretation of these Registration Rights.

(g) Entire Agreement; Amendments. These Registration Rights and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. These Registration Rights supersede all prior agreements and understandings between the parties with respect to its subject matter. These Registration Rights may be amended and the observance of any term of these Registration Rights may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Purchaser.

(h) Assignment. In connection with any permitted transfer of a Convertible Note or any portion thereof in a principal amount of not less than $500,000 the Purchaser may assign its rights hereunder in respect of such Convertible Note to the transferee. Upon such assignment the transferee shall, insofar as the transferred Convertible Note is concerned, be entitled to all of the rights, and be subject to all of the obligations, of the Purchaser under these Registration Rights, and all references to the "Purchaser" herein shall thereafter be deemed to refer to the Purchaser, or such transferee, or both, as the circumstances warrant; provided that the right to request registration of Shares under Section 2 hereof may only be exercised by holders of a majority in interest of the Securities then subject to these Registration Rights.

(i) Counterparts. This agreement may be executed by the parties counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

Agreed to and accepted as of the date referred to above.

SANGSTAT MEDICAL CORPORATION

By /s/ Jean-Jacques Bienaimé

Name: Jean-Jacques Bienaimé

Title: President & CEO

WARBURG DILLON READ LLC

By: /s/ Robert Morgan

Name: Robert Morgan

Title: Managing Director, Equities